UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2168
                                                     ---------------------

                            ACTIVA MUTUAL FUND TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                         2905 Lucerne Dr. SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

     Allan D. Engel, President, Secretary, and Treasurer Activa Mutual Fund
                          2905 Lucerne Dr SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (616) 787-6288
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: June 30, 2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.
-------------------------------

The attached Semiannual Report to Shareholders was mailed on August 30, 2004.

Activa

SEMIANNUAL REPORT
JUNE 30, 2004

ACTIVA MONEY MARKET FUND
   Sub-Adviser: JP Morgan Investment
   Management, Inc.

ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment
   Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management, Co. LLP

ACTIVA GROWTH FUND
   Sub-Adviser: State Street Research &
   Management Company

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Nicholas-Applegate
   Capital Management

A selection of stock, bond, and money market funds, managed by professional advisers, which are designed to help investors meet their financial goals.

Activa Mutual Funds

ACTIVA Mutual Funds Semiannual Report

Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA MONEY MARKET FUND                                                       2

ACTIVA INTERMEDIATE BOND FUND                                                  3

ACTIVA VALUE FUND                                                              4

ACTIVA GROWTH FUND                                                             5

ACTIVA INTERNATIONAL FUND                                                      6



ACTIVA OFFICERS AND TRUSTEES OF THE FUND                                       7



SCHEDULE OF INVESTMENTS

   Activa Money Market Fund                                                    9

   Activa Intermediate Bond Fund                                              10

   Activa Value Fund                                                          13

   Activa Growth Fund                                                         18

   Activa International Fund                                                  22



                                                                            Page

Statement of Assets and Liabilities                                           28

Statement of Operations                                                       29

Statement of Changes in Net Assets                                            30

Notes to Financial Statements                                                 32



Financial Highlights                                                          36



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com

SEMIANNUAL REPORT

DEAR SHAREHOLDER:

I am pleased to provide you with the Semi-Annual Report to Shareholders for the Activa Mutual Funds for the period ended June 30, 2004. The following pages include the sub-advisers' management discussions and performance reviews for the Funds.

During first six months of 2004 the U.S. and International stock markets posted positive returns. Although early during the first quarter of 2004 we saw strong positive returns, the markets in the second quarter mostly treaded water as strength in the overall economy was offset by continued turmoil in Iraq, prospects of rising interest rates and rising energy costs. The Dow Jones Industrial Average finished the first half of the year up narrowly, 0.87%, and the Standard & Poor's 500 Index finished stronger with a positive 3.44%, for the same period. During the first six months the Lehman Brothers Aggregate Bond Index was generally flat, ending the period up 0.10%, in expectation of any increasing Federal Funds Rate. The Federal Reserve increased the rate a quarter of a percent on June 30th as anticipated.

Mutual Fund investors continue to invest during this economic environment, with net assets increasing 2.3% year to date 2004. Stock-funds have seen the largest inflows in 2004 as net assets have increased over $200 billion since December of 2003, an increase of 7.2% year-to-date. Taxable Bond Funds grew slightly in the second quarter, increasing only 0.04%; although, year-to-date taxable bond assets have seen a net decrease, down 0.4%.

After the strong market recovery in 2003, investors are realizing that 2004 may not be as robust. Although markets were mainly positive during the first quarter, the second quarter was much more volatile. While it continues to be difficult to predict market direction it is as important as ever for investors to maintain and review their investment objectives and focal point of their investment programs. Diversification among asset classes and the appropriate mix of stock and bond investments may help weather market volatility.

Maintaining a diversified investment plan and using dollar cost averaging may help investors achieve their goals. Dollar cost averaging involves investing a certain amount of money in the same fund at the same time each month or quarter. By investing the same dollar amount on a periodic basis in the same fund you may pay a lower average cost per share. Although dollar cost averaging does not guarantee a profit, it does encourage discipline, eliminate the need to decide when to invest, and avoid the temptation to time the market. Activa Mutual Funds can help you maintain an investment program by establishing an automatic investment program from your bank account. You can choose the dollar amount (minimum $50), time periods, and Funds you want to invest in. Call an Activa Funds Shareholder Representative (1-800-346-2670) to further discuss dollar cost averaging and how you can establish an automatic investment program.

To help investors determine their personal asset allocation and investment needs the Activa Funds web-site offers a variety of financial calculators to help investors develop a plan. Please visit our web site at www.activafunds.com to access the financial calculators, and learn how you can develop a diversified portfolio using the Activa Funds.

We here at Activa funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,


/s/ Allan D. Engel

Allan D. Engel
President

                                         ACTIVA Mutual Funds Semiannual Report 1

ACTIVA Money Market Fund -- JP Morgan Investment Management, Inc.

The Activa Money Market Fund, which seeks to provide preservation of principal, returned 0.16% for the six-month period ended June 30, 2004.

HOW WAS THE FUND MANAGED?

Data released during the first quarter was mixed. On balance, they suggested that the U.S. economy would continue growing near its trend rate of 4%. Although corporate profits rose, companies were still reluctant to add new workers. Consumer spending increased, fueled by tax refunds and the mortgage credit boom. Core inflation rose slightly but without evidence of a meaningful uptrend. The Federal Reserve Board indicated that it could be patient in maintaining an accommodative stance.

By the second quarter, the economy had completed its transition from a stimulus-dependent to a self-sustaining expansion. The key marker was accelerated private employment growth, which was accompanied by an upswing in pre-tax income growth. However, economic growth moderated and inflation increased. The combination of renormalizing economic conditions and rising inflation had a major effect on expectations for the Fed's monetary policy. In June, the Fed raised interest rates by .25% to 1.25%, the first rate hike in four years. Treasury yields rose and the LIBOR curve steepened as investors anticipated significantly higher short-term interest rates in coming quarters.

During the first quarter, we targeted a weighted average maturity (WAM) of 70 to 75 days. In February, we extended our WAM by concentrating our purchases in six-month maturities. We continued to add one- and three-month commercial paper throughout the quarter to maintain our extended WAM and to keep our cash positions low. In the second quarter, we maintained a target WAM of 60 to 65 days. In April and again in June, we took advantage of higher rates to purchase 13-month fixed-rate certificates of deposit. During May and June, we bought one- and three-month commercial paper and increased our allocation to floating rate notes. Toward the end of June, we purchased one- to two-week commercial paper, awaiting the outcome of the June 30 Fed meeting.

2 ACTIVA Mutual Funds Semiannual Report

ACTIVA Intermediate Bond Fund-- McDonnell Investment Management, LLC

ECONOMIC REVIEW

The economic environment for the first half of 2004 was characterized by solid global and US economic growth (with US real GDP expanding at nearly a 4% rate), commodity price pressures, US budget and trade deficits, weaker US dollar and a tighter Fed monetary policy. The underlying economic strength coupled with the commodity price pressures contributed to weakness across the yield curve as interest rates moved higher in anticipation of tighter monetary policy.

MARKET OVERVIEW

As we entered 2004 the fixed income market was focused on the prospects for gains in employment in the current economic recovery. In our view, the pace of job creation would be considered the final piece of the economic strength puzzle and would determine the magnitude of the potential short-term rate increases by the Federal Reserve Board. Robust employment growth began to appear late in the first quarter and carried through the second quarter causing interest rates to rise and bond prices to fall as expectations for short-term fed funds rate increases rose.

As a result of the underlying economic strength, the Federal Reserve increased the Fed Funds target rate to 1.25% at its June meeting. The increase in the short term Fed Funds rate contributed to an overall flatter yield curve at the end of the period. The yield difference from 2 year treasuries to 30 year treasuries decreased from 3.25% as of December 31, 2003 to 2.61% as of June 30, 2004. Overall, the 2-year treasury yield increased from 1.82% on December 31, 2003 to 2.68% on June 30, 2004, while the 30-year treasury yield increased from 5.07% to 5.29% over the same period.

PORTFOLIO STRATEGY AND OVERVIEW

As of June 30, 2004, the Fund had a duration of approximately 4.4 years, which was comparable to the 4.6 year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. With respect to relative sector weightings, the Fund held overweight positions in the corporate and asset- and mortgage-backed sectors. We believe the relative yield premiums offered by these sectors remain attractive and present positive total return opportunities. In addition, we have underweighted the middle of the yield curve relative to the benchmark in anticipation of a less steep or flatter yield curve in a rising rate environment. The Fund generated a total return of -0.23% for the first six months of 2004, compared to the Bond Index return of +0.10% during the same period. Detracting from the Fund's performance was the continued underweight in treasury securities.

OUTLOOK AND SUMMARY

We believe the prospects for continued economic growth and concerns about underlying price pressures will cause the Fed to continue to firm monetary policy leading to additional increases in the Fed Funds rate. As of June 30, 2004, the futures market had priced in a year-end Fed Funds rate of approximately 2.25%, a 1.00% increase from the June 30, 2004 level. While geopolitical events or other factors certainly could cause the economic strength to fizzle and short-circuit the anticipated degree of monetary tightening. The Fed's last Federal Open Market Committee statement highlighted its belief that monetary policy still would be accommodative at the 1.25% level. The question for us will be when the Fed feels that the Fed Funds rate has moved to a neutral stance, appropriately balancing the prospects for sustainable economic growth and relative stable inflation. The challenge for us remains identifying the key sectors, yield curve posture and securities that best fit this environment. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.

                                         ACTIVA Mutual Funds Semiannual Report 3

ACTIVA Value Fund -- Wellington Management Co., LLP

MARKET COMMENT

Broad-based indications of economic strength and continued growth in corporate profits overshadowed investors' concerns regarding rising inflation, acts of terrorism, and turmoil in Iraq during the six-month period ended June 30, 2004. The Federal Reserve raised the target federal funds rate 25 basis points citing the "solid pace" of output growth and improving labor markets.

All major indexes posted positive returns during the period. Small caps outperformed large caps, as the Russell 2000 Index gained 7% versus 3% for the Russell 1000 Index. Value slightly outperformed growth as the Russell 1000 Value advanced 4% versus 3% for the Russell 1000 Growth. Within the Russell 1000 Value Index, nine out of ten broad industry sectors posted positive returns. Energy and Consumer Staples were the best performing sectors, while Consumer Discretionary was the only sector to post negative results.

FUND REVIEW

The Activa Value Fund recorded positive performance of +2.4% for the six-month period, but trailed the +3.9% return of the Russell 1000 Value index.

The Sub-Advisor uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries; rather than making significant sector bets, industry weights are kept in line with those of the Russell 1000 Value Index. In addition, the Sub-Adviser uses an internally-developed, quantitative analytical approach to complement the fundamental research.

The Activa Value Fund underperformed its benchmark during the six-month period, with the Fund's bottom-up investment approach producing positive benchmark-relative results in only one of the ten broad market sectors. Stock selection in the other nine sectors detracted from performance.

Year-to-date, stock selection within the Industrials sector was the biggest detractor from benchmark-relative returns. Shares of American Power Conversion fell after the company announced lower-than-expected earnings caused by increased sales and marketing costs as it sought to boost market share. United Technologies, an aerospace company, also fell as US government budget pressures increase and defense programs come under greater scrutiny.

Within Information Technology, semiconductor stocks, Fairchild Semiconductor and Novellus Systems, underperformed as investors feared that demand growth would slow and the semiconductor cycle would not be as robust as had been expected.

In addition, relative performance was negatively impacted by the Fund's position in King Pharmaceuticals. The stock fell on poor earnings due to an inventory draw down and fears of generic competition.

On the positive side, a number of bank stocks within Financials dampened the overall negative relative results. Shares of Bank One surged on news that Bank One and J.P Morgan Chase agreed to merge, establishing the second largest banking franchise in the United States, based on core deposits. Countrywide Financial's successful efforts to gain market share and diversify revenues spurred the shares' outperformance during a period of rising interest rates. General Growth Properties benefited from strong performance of the Real Estate industry earlier in the year. Finally, Bank of America continued to benefit from the acquisition of FleetBoston Financial.

4 ACTIVA Mutual Funds Semiannual Report

ACTIVA Growth Fund -- State Street Research & Management Company

PERFORMANCE SUMMARY

In an environment where the market remained modestly positive, Large-Cap Growth stocks have faired well, with the Russell 1000(R) Growth Index gaining 2.68% in the first half of the year. Strong stock selection across several sectors, including Consumer Discretionary, Conglomerates and Energy, drove relative and absolute returns higher as the portfolio gained 2.74% during the same period. Selection in Producer Durables and Technology modestly detracted from return comparisons.

PORTFOLIO REVIEW

Strong stock-picking across several sectors, including Consumer Discretionary, Conglomerates and Energy, contributed to the portfolio's performance during the first half of 2004. Within the Consumer Discretionary sector, double digit gains by Yahoo!, Harman International and Caesar's Entertainment have bolstered portfolio returns. Yahoo!, an internet search-engine leader, continues to generate enormous cash flow as internet advertising has begun to make up a larger percentage of companies' advertising budgets. Caesar's, along with portfolio holding International Game Technology, gained as gaming fundamentals continue to improve. Our Energy exposure continues to be an area of strength within the portfolio as our bottom-up selection process has led us to overweight the sector. Year-to-date, the Energy sector has been the Russell 1000 Growth Index's top performing segment. Additionally, our portfolio holdings within the sector have faired particularly well, benefiting from elevated commodity prices as higher coal prices boosted profit margins at Consol Energy and shares of EOG Resources continue to benefit from high oil and natural gas prices.

In contrast, investor sentiment moved away from several holdings within the semiconductor area, marginally detracting from the portfolio's performance. Semiconductor holdings PMC-Sierra, Fairchild and Cypress Semiconductor all declined since the end of last year. While margin issues at Cypress gave rise to concerns for its shareholders, order cancellations at Fairchild contributed to a declining stock-price. Additionally, within the Producer Durables sector, power protection provider American Power Conversion posted double-digit declines as the company missed first quarter street earnings estimates.

PORTFOLIO POSITIONING AND OUTLOOK

While equity markets ended the first half of the year modestly positive, markets were choppy as investors attempted to reconcile strong corporate profits with concerns surrounding rising interest rates, elevated oil prices and the sustainability of economic recovery. With companies facing increasingly difficult year-over-year earnings comparisons, an upcoming presidential election and rising interest rates, it is likely that markets will remain volatile through the second half of the year. In this environment, we continue to focus on stock-specific fundamentals and continue to feel that solid bottom-up stock selection will be critical in producing above-benchmark returns for our clients over longer time periods.

As a result of our bottom-up selection process, we enter the second half the year with an overweight, albeit less than at the end of 2003, in the Consumer Discretionary sector. Within the Energy sector, we remain overweight as we continued to believe stocks still offer significant upside, even with their recent rally. The supply-demand dynamics for coal, natural gas and oil remain compelling and should provide a boost to those stocks highly levered toward energy commodity prices. Within Health Care, we continue to favor companies with strong product pipelines and remain overweight within biotech, but underweight to large-cap pharmaceutical companies. In Technology, sales of Cypress Semiconductor, Fairchild Semiconductor and Texas Instruments lessened our semiconductor weighting to a slight under weight. While we believe that upside still may exist within the group, we are less confident than a few months ago and have decreased our exposure to the segment.

Over the past several quarters, our bottom-up approach has resulted in a portfolio with a cyclical tilt, levered to economic recovery. As the benefits of recovery have begun to work through the markets and into stock prices, we have been finding greater opportunity in more stable growth-oriented stocks. As a result, the "bets" within the portfolio are more broad-based than they have been over the last few quarters when the portfolio had a cyclical bias.

                                         ACTIVA Mutual Funds Semiannual Report 5

ACTIVA International Fund -- Nicholas Applegate Capital Management

MARKET OVERVIEW

The portfolio has underperformed during the first half of 2004, returning 1.55% versus the EAFE Index return of 4.86%. Performance has been closer to that of the growth indexes, indicating that the growth style of the portfolio has been a contributor to the underperformance.

International equities gained about 4.9% during the first half of 2004. Virtually all of the appreciation occurred in the first quarter and most of that came from Japan. The markets were essentially unchanged during the second quarter as investors were forced to cope with rising interest rates, inflation, unrelenting geopolitical tensions, fears of a slowdown in China's economy and skyrocketing oil prices. On the positive side, corporate fundamentals have continued to improve and economic indicators have steadily progressed. European equities managed to post small gains during the second quarter. The economic environment in Europe remains depressed, with high unemployment throughout much of the region weighing down consumer spending. Companies have, however, benefited from an increase in demand from outside the euro zone. For example, German manufacturing orders jumped 2.5% in April with all categories showing strength and foreign orders far outpacing domestic orders. As expected, net exports were up, but domestic demand was weak. Unemployment remained unchanged at 9%.

For the first half, value has outperformed growth in non-US stocks, with the value benchmarks up about 6% versus growth at about 2%. The best performing sectors in the first half included Utilities, Consumer Discretionary, Consumer Staples, Energy and Industrials. Materials, Health Care and Financials lagged. On a country basis, Japan was the strongest major country in the first half, with the Japanese market up over 10%. All of Europe's largest economies, including Switzerland, Germany, France, and the UK underperformed the overall non-US marketplace.

PORTFOLIO SPECIFICS

Stock selection also detracted from results, particularly true in the Consumer Discretionary and Industrials sectors. In Consumer Discretionary, poor performers included George Wimpey, LG Electronics, Matsushita Electronics and BskyB. Not owning Daimler Chrysler also hurt results as the stock was up 17% in the second quarter. Industrials that underperformed included: Sumitomo Corp., Toppan Printing, Deutsche Post and Adecco. Being overweight Taiwan and S. Korea hurt as China slowdown fears were a drag on many Asian markets. The portfolio was a bit underweight in Japan which has also hurt this year.

Over the past several months, we have made several positioning changes in the portfolio. We took profits from several of our wireless cellular positions. We also cut back on a variety of technology companies with an emphasis on those in Asia ex- Japan, reducing the overweight in these securities. These assets have been redeployed in Consumer Discretionary stocks with an emphasis on European media names where we believe the earnings growth potential has been overlooked by the market.

MARKET OUTLOOK

The outlook for international equities remains reasonably optimistic. Corporate fundamentals and economic growth are improving throughout the major regions of the world. Asian economies, led by Japan, are now exhibiting broad based strength in both the consumer and business segments. Leading economic indicators in the US and Japan have been strong and suggest moderate growth going forward. In Japan, recent Tankan surveys of business confidence have also been better than economists had predicted. Unemployment has fallen and household spending is up. The European economy, however, remains stagnant. Business and consumer confidence remains weak and unemployment stubbornly high. Germany has been particularly sluggish. We expect the European central bank to keep interest rates at their present low levels. We expect the choppy markets seen in the last several months to continue. Earnings season for international companies commences in mid July, but expectations are high and the comparisons versus the latter part of 2003 are more challenging. We expect earnings to remain strong, but the rate of earnings growth may be peaking.

6 ACTIVA Mutual Funds Semiannual Report

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed and under the direction of the Board of Trustees ("Board"). The following information as of June 30, 2004 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as Trustee:

                                                                                                              NUMBER OF
                                                                                                              PORTFOLIOS     OTHER
                                                                                                                IN FUND    DIRECTOR-
                                                       TERM OF                                                  COMPLEX       SHIPS
     NAME AND                                        OFFICE/LENGTH            PRINCIPAL OCCUPATION            OVERSEEN BY   HELD BY
      ADDRESS          AGE     OFFICE HELD           OF TIME SERVED               LAST FIVE YEARS               DIRECTOR    DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
Allan D. Engel*        52  Trustee, President,       Perpetual / 23        Vice President, Real Estate             5           None
2905 Lucerne SE,           Secretary and                                   Operations and Secretary-Activa
Suite 200                  Treasurer of the Fund;                          Holdings Corp. Formerly, Sr.
Grand Rapids,              President, and                                  Manager, Investments and Real
Michigan                   Secretary of the                                Estate, Amway Corporation;
49546                      Investment Adviser                              Director, President and Secretary
                                                                           of Amway Management Company
                                                                           (1981-1999); Trustee, Vice
                                                                           President and Secretary, Amway
                                                                           Mutual Fund (1981-1999); Vice
                                                                           President and Assistant
                                                                           Treasurer, Activa Mutual Fund
                                                                           Trust (1999-2002).

James J. Rosloniec*    59  Trustee of the Fund       Perpetual / 23        President & Chief Operating             5           None
2905 Lucerne SE                                                            Officer, JVA Enterprises, LLC.
Suite 200                                                                  President, Chief Executive Officer
Grand Rapids, Michigan                                                     and Director, Activa Holdings
49546                                                                      Corp. Formerly, Vice
                                                                           President-Audit and Control,
                                                                           Amway Corporation (1991-2000);
                                                                           Director, Vice President and
                                                                           Treasurer of Amway Management
                                                                           Company (1984-1999); Trustee,
                                                                           President and Treasurer, Amway
                                                                           Mutual Fund, (1981-1999);
                                                                           President and Treasurer, Activa
                                                                           Mutual Fund Trust (1999-2002).




ADVISORY TRUSTEE
----------------
Joseph E. Victor, Jr.  56  Advisory Trustee of       Perpetual / 3         President and Chief Executive           5           None
2905 Lucerne SE,           the Fund                                        Officer, Marker Net, Inc. (Crown
Suite 200                                                                  Independent Business Owner
Grand Rapids,                                                              affiliated with Quixtar, Inc.)
Michigan 49546


DISINTERESTED TRUSTEES
----------------------
Donald H. Johnson      73  Trustee of the Fund       Perpetual / 11        Retired, Former Vice                    5           None
2905 Lucerne SE,                                                           President-Treasurer,
Suite 200                                                                  SPX Corporation.
Grand Rapids,
Michigan 49546

Walter T. Jones        62  Trustee of the Fund       Perpetual / 12        Retired, Former Senior Vice             5           None
936 Sycamore Ave.                                                          President-Chief Financial
Holland, Michigan                                                          Officer, Prince Corporation.
49424

Richard E. Wayman      69  Trustee of the Fund       Perpetual / 6         Retired, Former Finance                 5           None
24578 Rutherford                                                           Director, Amway Corporation.
Ramona, California
92065


                                         ACTIVA Mutual Funds Semiannual Report 7


ACTIVA Officers and Trustees of the Fund continued

The following table summarizes Trustee compensation which was paid by Activa Asset Management LLC during the six month period ended June 30, 2004 pursuant to the Administration Agreement.

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS     ESTIMATED ANNUAL           TOTAL
 NAME OF PERSON,                    TRUSTEE          PART OF          BENEFITS            COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES    UPON RETIREMENT      PAID TO TRUSTEES
INTERESTED TRUSTEES

Allan D. Engel*
Trustee                             $5,000             -0-               -0-                 $5,000

James J. Rosloniec*                 $5,000             -0-               -0-                 $5,000
Trustee

ADVISORY TRUSTEE

Joseph E. Victor, Jr.               $5,000             -0-               -0-                 $5,000
Advisory Trustee

DISINTERESTED TRUSTEES

Donald H. Johnson                   $5,000             -0-               -0-                 $5,000
Trustee

Walter T. Jones                     $5,000             -0-               -0-                 $5,000
Trustee

Richard E. Wayman                   $5,000             -0-               -0-                 $5,000
Trustee

*Mssrs. Engel and Rosloniec are interested persons of the Fund. In addition, Mr. Engel is an officer of the Fund, Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of Activa Holdings Corp., and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

The Officers serve without compensation from the Fund. Fees paid to all Trustees during the six month period ended June 30, 2004, amounted to $30,000.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by calling (800) 346-2670 and it also appears in the Fund's Statement of Additional Information which can be found on the Securities and Exchange Commission's website at http://www.sec.gov.

8 ACTIVA Mutual Funds Semiannual Report

ACTIVA Schedule of Investments
MONEY MARKET FUND - 6/30/04 (Unaudited)

                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
CERTIFICATES OF DEPOSIT                                                    23.5%
     CREDIT SUISSE FIRST BOSTON, FRN, 7/12/04                                              1,000,000          $   1,000,070
     ABN-AMRO BANK N.V.OSIT MODEL, CD, 1.11%, 9/7/04                                         500,000                500,000
     BARCLAYS BANK PLC, CD, 1.09%, 8/25/04                                                 1,000,000              1,000,004
     SANTANDER CENTRAL HISPANO, CD, 1.12%, 8/11/04                                         1,000,000              1,000,022
     BNP PARIBAS, CD, 1.36%, 9/10/04                                                       1,000,000              1,000,000
     COD ROYAL BANK OF SCOTLAND, FRN, 9/27/04                                              1,000,000                999,740
     ROYAL BANK OF SCOTLAND GROUP, CD, 2.47%, 7/15/05                                        300,000                299,944
     SOCIETE GENERALE, CD, 2.48%, 7/15/05                                                    500,000                499,846
     WEST LB AG, 1.27%, 10/14/04                                                           1,000,000              1,000,312
                                                                                                              -------------
                                                                                                                  7,299,938
                                                                                                              -------------

COMMERCIAL PAPER                                                           64.4%
     DANSKE CORPORATION, DN, 1.07%, 9/17/04                                                  500,000                498,841
     MACQUARIE BANK LTD., DN, 1.23%, 7/21/04                                               1,000,000                999,317
     NBNZ INTERNATIONAL, DN, 1.12%, 7/23/04                                                  482,000                481,670
     WELLS FARGO BANK MINNESOTA, FRN, 1.03%, 2/14/05                                       1,000,000              1,000,000
     DEUTSCHE BANK AG, FRN, 10/8/04                                                        1,000,000              1,000,000
     AMSTERDAM FUNDING, DN, 1.24%, 7/22/04                                                 1,000,000                999,277
     AQUINAS FUNDING LLC, DN, 1.09%, 7/14/04                                               1,000,000                999,606
     ATLANTIS ONE FUNDING, DN, 1.07%, 10/1/04                                              1,000,000                997,266
     CBA (DELAWARE) FINANCE, INC., DN, 1.09%, 7/20/04                                        747,000                746,570
     CANTABRIC FINANCE LLC, DN, 1.52%, 9/27/04                                             1,000,000                996,284
     GEMINI SECURITIZATION CORP., DN, 1.45%, 7/1/04                                          499,000                499,000
     GOVCO INCORPORATED, DN, 1.16%, 8/10/04                                                  500,000                499,356
     GRAMPIAN FUNDING, DN, 1.16%, 10/6/04                                                  1,000,000                996,874
     HSH NORBANK, DN, 1.21%, 7/14/04                                                       1,000,000                999,561
     K2 (USA) LLC, DN, 1.09%, 7/7/04                                                         500,000                499,909
     K2 (USA) LLC, DN, 1.09%, 8/17/04                                                        500,000                499,288
     LINKS FINANCE LLC, DN, 1.06%, 6/10/05                                                 1,000,000                999,812
     NBNZ INTERNATIONAL, DN, 1.26%, 9/1/04                                                 1,000,000                997,821
     NEW CENTER ASSET TRUST, DN, 1.46%, 7/1/04                                             1,000,000              1,000,000
     SILVER TOWER US FUNDING, DN, 1.11%, 8/11/04                                           1,000,000                998,736
     WEST LB AG, DN, 1.29%, 9/7/04                                                           500,000                498,782
     RWE AG, DN, 1.14%, 7/6/04                                                             1,005,000              1,004,841
     NATIONWIDE BUILDING SOCIETY, DN, 1.09%, 8/20/04                                         800,000                798,789
     NETWORK RAIL CP FINANCE, DN, 1.24%, 10/22/04                                          1,000,000                996,092
                                                                                                              -------------
                                                                                                                 20,007,692
                                                                                                              -------------

FEDERAL HOME LOAN BANK                                                      2.4%
     FHLB, FRN, 9/20/04                                                                      750,000                749,886
                                                                                                              -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                       9.7%
     FANNIE MAE, FRN, 7/30/04                                                              1,000,000                999,940
     FANNIE MAE, FRN, 9/10/04                                                              1,000,000                999,887
     FANNIE MAE, FRN, 9/10/04                                                              1,000,000              1,000,000
                                                                                                              -------------
                                                                                                                  2,999,827
                                                                                                              -------------

TOTAL SHORT TERM OBLIGATIONS - 100% (Cost $31,057,343)                                                        $  31,057,343
                                                                                                              =============


                                         ACTIVA Mutual Funds Semiannual Report 9

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
US TREASURY NOTES                                                          10.0%
     U.S. TREASURY NOTES, 6.875%, 5/15/06                                                  2,500,000       $      2,691,993
     U.S. TREASURY NOTES, 2.625%, 11/15/06                                                14,000,000             13,912,500
                                                                                                              -------------
                                                                                                                 16,604,493
                                                                                                              -------------

US TREASURY BONDS                                                           3.3%
     U.S. TREASURY BONDS, 8.125%, 8/15/19                                                  2,600,000              3,406,000
     U.S. TREASURY BONDS, 5.25%, 11/15/28                                                    725,000                710,529
     US TREASURY INFLATION INDEX BOND (TIP), 3.88%, 4/15/29                                  900,000              1,312,754
                                                                                                              -------------
                                                                                                                  5,429,283
                                                                                                              -------------

US TREASURY STRIPS - PRINCIPAL ONLY                                         0.7%
     STRIP PRINC, 5/15/18                                                                  2,340,000              1,117,373
                                                                                                              -------------

FEDERAL HOME LOAN MORTGAGE                                                 19.3%
     FEDERAL GOVT LOAN MORTGAGE CORP., 5.00%, 7/1/34                                       3,250,000              3,137,264
     FREDDIE MAC GOLD, 5.50%, 12/1/32                                                      1,402,990              1,402,255
     FREDDIE MAC, 8.00%, 3/1/30                                                              621,317                674,905
     FREDDIE MAC, 6.50%, 12/15/22                                                          1,568,746              1,577,087
     FREDDIE MAC, 4.25%, 6/15/05                                                           7,000,000              7,140,000
     FREDDIE MAC, 5.50%, 5/15/28                                                           3,000,000              3,042,086
     FREDDIE MAC, 5.00%, 4/15/18                                                           2,250,000              2,201,911
     FREDDIE MAC, 4.50%, 4/15/26                                                           2,500,000              2,485,839
     FREDDIE MAC, 4.00%, 5/15/23                                                           4,750,000              4,790,882
     FREDDIE MAC, 4.00%, 2/15/21                                                           2,500,000              2,522,324
     FREDDIE MAC, 4.00%, 5/15/24                                                           3,000,000              3,012,180
                                                                                                              -------------
                                                                                                                 31,986,733
                                                                                                              -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                      19.1%
     FANNIE MAE, 7.125%, 1/15/30                                                           4,500,000              5,259,015
     FANNIE MAE, 6.5%, 9/1/29                                                                351,739                367,127
     FANNIE MAE, 4.50%, 9/1/18                                                             3,719,975              3,642,863
     FANNIE MAE CL, 5.00%, 12/1/33                                                         2,593,870              2,514,672
     FANNIE MAE, 6.00%, 4/1/14                                                               310,659                324,735
     FANNIE MAE, 6.00%, 2/1/29                                                               471,354                483,727
     FANNIE MAE, 6.00%, 1/1/29                                                               643,198                660,082
     FANNIE MAE, 6.50%, 3/1/29                                                               505,626                528,060
     FANNIE MAE, 6.50%, 3/1/29                                                               444,360                464,076
     FANNIE MAE, 6.00%, 4/1/14                                                               631,195                659,397
     FANNIE MAE CL, 6.50%, 7/1/32                                                          3,941,110              4,107,820
     FANNIE MAE CL, 6.50%, 9/1/18                                                          2,563,420              2,710,467
     FANNIE MAE, 6.50%, 10/1/31                                                            1,032,492              1,077,013
     FANNIE MAE, 6.50%, 5/1/32                                                             1,427,018              1,487,382
     FANNIE MAE CL, 5.50%, 2/1/33                                                          1,449,429              1,447,134
     FANNIE MAE CL, 5.50%, 4/1/33                                                          1,046,407              1,043,085
     FANNIE MAE CL, 5.00%, 8/1/33                                                          3,776,536              3,661,227
     FANNIE MAE CL, 5.00%, 6/1/34                                                          1,250,000              1,209,312
                                                                                                              -------------
                                                                                                                 31,647,194
                                                                                                              -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                    8.1%
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 5.00%, 8/15/33                                   1,835,926              1,782,914
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 6.00%, 12/15/31                                  1,198,565              1,231,481

10 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/04 (Unaudited)

                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)                        8.1%
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 11/15/31                                    630,007          $     669,869
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 6.00%, 10/15/32                                  2,141,095              2,198,012
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 6.50%, 5/15/29                                   1,074,329              1,125,016
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 12/15/28                                    382,552                407,296
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 9/15/29                                     380,879                405,160
     GOVERNMENT NATIONAL SINGLE FAMILY, 6.50%, 8/15/31                                     1,881,749              1,969,518
     GOVERNMENT NATIONAL SINGLE FAMILY, 7.00%, 12/15/29                                    1,064,656              1,132,930
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 4.50%, 4/15/18                                   2,499,967              2,454,348
                                                                                                              -------------
                                                                                                                 13,376,544
                                                                                                              -------------

CORPORATE BONDS- 38.4%
AUTOMOTIVE                                                                  0.9%
     FORD MOTOR CREDIT CO., 7.00%, 10/1/13                                                   900,000                910,125
     GENERAL MOTORS, 8.375%, 7/15/33                                                         550,000                583,688
                                                                                                              -------------
                                                                                                                  1,493,813
                                                                                                              -------------

BANKING                                                                     7.2%
     BANK OF AMERICA CORP., 3.875%, 1/15/08                                                1,500,000              1,498,800
     FIRST DATA CORPORATION, 4.70%, 11/1/06                                                1,750,000              1,807,452
     LEHMAN BROTHERS HOLDINGS, INC., 8.25%, 6/15/07                                        1,750,000              1,969,147
     MELLON CAP II, 7.995%, 1/15/27                                                        2,040,000              2,263,625
     NATIONAL RURAL UTIL., 8.00%, 3/1/32                                                   1,500,000              1,857,374
     WELLS FARGO & CO., 5.90%, 5/21/06                                                     2,500,000              2,628,125
                                                                                                              -------------
                                                                                                                 12,024,523
                                                                                                              -------------

BANKING AND FINANCIAL SERVICES                                              1.1%
     GREENPOINT FINL., 3.20%, 6/6/08                                                       1,900,000              1,821,950
                                                                                                              -------------

BROADCASTING                                                                2.0%
     CLEAR CHANNEL, 5.00%, 3/15/12                                                         1,250,000              1,218,078
     COMCAST CORP., 6.50%, 1/15/15                                                         1,000,000              1,038,423
     LIBERTY MEDIA, 5.70%, 5/15/13                                                         1,000,000                986,812
                                                                                                              -------------
                                                                                                                  3,243,313
                                                                                                              -------------

COMMERCIAL SERVICES                                                         1.9%
     ARAMARK SERVICES, INC., 7.00%, 7/15/06                                                1,550,000              1,652,688
     CENDANT CORP., 7.375%, 1/15/13                                                        1,300,000              1,452,369
                                                                                                              -------------
                                                                                                                  3,105,057
                                                                                                              -------------

DIVERSIFIED                                                                 1.0%
     GENERAL ELECTRIC CAP. CORP., 3.125%, 4/1/09                                           1,725,000              1,638,750
                                                                                                              -------------

ELECTRIC UTILITY                                                            4.9%
     AMERICAN ELECTRIC POWER, 5.375%, 3/15/10                                              1,150,000              1,176,415
     ENTERGY GULF STS, 6.00%, 12/1/12                                                      1,600,000              1,587,824
     PACIFIC GAS & ELEC., 4.80%, 3/1/14                                                    1,725,000              1,637,605
     PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                         3,385,000              3,712,901
                                                                                                              -------------
                                                                                                                  8,114,745
                                                                                                              -------------

ENTERTAINMENT                                                               1.1%
     VIACOM, INC., 5.625%, 5/1/07                                                          1,700,000              1,786,831
                                                                                                              -------------


                                        ACTIVA Mutual Funds Semiannual Report 11

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
FINANCIAL SERVICES                                                          8.5%
     CIT GROUP, INC., 7.375%, 4/2/07                                                       1,800,000       $      1,970,496
     CAPITAL ONE BANK, 4.875%, 5/15/08                                                     1,250,000              1,264,544
     COUNTRYWIDE HOME LOAN, 5.50%, 2/1/07                                                  2,500,000              2,613,020
     DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                                500,000                539,706
     GENERAL MOTORS ACCEPT. CORP., 6.125%, 8/28/07                                           800,000                835,359
     GOLDMAN SACHS CAPITAL I, 6.345%, 2/15/34                                              1,650,000              1,554,445
     INTERNATIONAL LEASE FIN., 5.875%, 5/1/13                                              1,500,000              1,540,491
     PSE&G TRANSITION FUNDING LLC, 6.45%, 3/15/13                                          1,450,000              1,586,822
     VANDERBILT MORTGAGE FINANCE, 7.82%, 11/7/17                                           2,198,551              2,264,540
                                                                                                              -------------
                                                                                                                 14,169,423
                                                                                                              -------------

FOOD PRODUCTS                                                               0.6%
     KROGER CO., 5.50%, 2/1/13                                                             1,000,000                998,942
                                                                                                              -------------

FOREST PRODUCTS                                                             0.7%
     WEYERHAEUSER CO., 7.375%, 3/15/32                                                     1,100,000              1,199,865
                                                                                                              -------------

HEALTH CARE                                                                 1.0%
     AETNA, INC., 7.375%, 3/1/06                                                           1,500,000              1,599,375
                                                                                                              -------------

OIL & EXPLOR PROD & SER                                                     1.2%
     PEMEX PROJECT FUNDING MASTER TR, 8.50%, 2/15/08                                       1,000,000              1,105,000
     TRANSOCEAN SEDCO RIG, 7.375%, 4/15/18                                                   750,000                847,411
                                                                                                              -------------
                                                                                                                  1,952,411
                                                                                                              -------------

PRINTING & PUBLISHING                                                       1.0%
     NEW AMERICA HOLDINGS, 7.375%, 10/17/08                                                1,595,000              1,757,146
                                                                                                              -------------

RAILROADS                                                                   0.7%
     BRIT. SKY BROADCA. BSY, 8.20%, 7/15/09                                                1,000,000              1,153,375
                                                                                                              -------------

REAL ESTATE                                                                 0.6%
     PULTE HOMES, INC., 6.375%, 5/15/33                                                    1,100,000              1,012,000
                                                                                                              -------------

TRANSPORTATION & SHIPPING                                                   1.0%
     FEDEX CORP., 6.875%, 2/15/06                                                          1,500,000              1,589,317
                                                                                                              -------------

TELECOMMUNICATIONS                                                          3.0%
     AOL TIME WARNER, 7.625%, 4/15/31                                                        750,000                814,024
     DEUTSCHE TELEKOM INT. FIN., 8.50%, 6/15/10                                            1,000,000              1,169,950
     FRANCE TELECOM, 8.50%, 3/1/11                                                           800,000              1,006,876
     SPRINT CAPITAL CORP., 8.75%, 3/15/32                                                    750,000                876,465
     VERIZON GLOBAL FDG. CORP., 7.75%, 6/15/32                                             1,000,000              1,127,790
                                                                                                              -------------
                                                                                                                  4,995,105
                                                                                                              -------------
TOTAL CORPORATE BONDS                                                                                            63,655,941
                                                                                                              -------------

COLLATERALIZED MORTGAGE OBLIGATIONS                                         1.1%
     AMERICAN GENERAL FINANCE, 4.50%, 11/15/07                                             1,800,000              1,829,758
                                                                                                              -------------

TOTAL FIXED INCOME - 100% (Cost $165,998,542)                                                                 $ 165,647,319
                                                                                                              =============


12 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
VALUE FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
US TREASURY BILLS - 0.2%                                                    0.2%
     U.S. TREASURY BILLS 7/15/04                                                             180,000          $     179,919
                                                                                                              -------------
TOTAL US TREASURY BILLS (Cost $179,935)                                                                             179,919
                                                                                                              -------------

COMMON STOCKS - 99.8%
AEROSPACE                                                                   2.6%
     UNITED TECHNOLOGIES                                                                      31,436              2,875,765
                                                                                                              -------------

AUTOMOTIVE                                                                  0.9%
     FORD MOTOR COMPANY                                                                       39,800                622,870
     GENERAL MOTORS                                                                            8,800                409,992
                                                                                                              -------------
                                                                                                                  1,032,862
                                                                                                              -------------

AUTOMOTIVE PARTS & EQUIPMENT                                                0.2%
     DANA CORP.                                                                               10,148                198,901
                                                                                                              -------------

BANKING                                                                    16.6%
     BANK OF AMERICA CORP.                                                                    67,865              5,742,736
     CITIGROUP, INC.                                                                         121,672              5,657,748
     COMERICA, INC.                                                                           19,160              1,051,501
     HIBERNIA CORP.                                                                           52,319              1,271,352
     KEYCORP                                                                                  43,900              1,312,171
     MBNA CORPORATION                                                                         19,600                505,484
     NATIONAL CITY CORP.                                                                      12,800                448,128
     SUN TRUST BANKS, INC.                                                                     8,600                558,914
     UNIONBANCAL CORPORATION                                                                  26,609              1,500,748
     WACHOVIA CORP.                                                                           10,843                482,513
                                                                                                              -------------
                                                                                                                 18,531,295
                                                                                                              -------------

BANKING & FINANCIAL SERVICES                                                1.3%
     UBS AG-REGISTERED                                                                        20,172              1,433,422
                                                                                                              -------------

BEVERAGES - DOMESTIC                                                        0.9%
     COCA-COLA COMPANY                                                                         7,100                358,408
     COCA-COLA ENTERPRISES                                                                    23,500                681,265
                                                                                                              -------------
                                                                                                                  1,039,673
                                                                                                              -------------

BROADCASTING                                                                1.2%
     COX COMMUNICATIONS                                                                      *47,400              1,317,246
                                                                                                              -------------

BUILDING PRODUCTS                                                           0.5%
     SHERWIN-WILLIAMS & CO.                                                                   12,700                527,685
                                                                                                              -------------

CHEMICALS                                                                   1.0%
     PPG INDUSTRIES, INC.                                                                      5,000                312,450
     ROHM & HAAS COMPANY                                                                      18,026                749,521
                                                                                                              -------------
                                                                                                                  1,061,971
                                                                                                              -------------


                                        ACTIVA Mutual Funds Semiannual Report 13

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
COMMERCIAL SERVICES                                                         0.3%
     CENDANT CORP.                                                                            14,812          $     362,598
                                                                                                              -------------

COMPUTER SOFTWARE                                                           2.6%
     DST SYSTEMS, INC.                                                                        *7,000                336,630
     MICROSOFT CORP.                                                                          90,000              2,570,400
                                                                                                              -------------
                                                                                                                  2,907,030
                                                                                                              -------------

COMPUTERS                                                                   0.4%
     CITADEL BROADCASTING CORP.                                                              *33,800                492,466
                                                                                                              -------------

CONSTRUCTION - DOMESTIC                                                     0.6%
     CENTEX CORPORATION                                                                        6,200                283,650
     PULTE CORPORATION                                                                         7,900                411,037
                                                                                                              -------------
                                                                                                                    694,687
                                                                                                              -------------

CONSUMER GOODS & SERVICES                                                   0.6%
     COLGATE-PALMOLIVE                                                                         5,300                309,785
     GILLETTE CO.                                                                              9,665                409,796
                                                                                                              -------------
                                                                                                                    719,581
                                                                                                              -------------

COSMETICS                                                                   0.7%
     KIMBERLY-CLARK CORP.                                                                     11,200                737,856
                                                                                                              -------------

DEFENSE                                                                     1.2%
     GENERAL DYNAMICS                                                                         13,022              1,293,085
                                                                                                              -------------

ELECTRIC UTILITY                                                            4.6%
     AMEREN CORPORATION                                                                       13,100                562,776
     AMERICAN ELECTRIC POWER                                                                  23,400                748,800
     CINERGY CORP.                                                                            12,764                485,032
     ENTERGY CORP.                                                                            26,500              1,484,265
     EXELON CORP.                                                                             53,960              1,796,328
                                                                                                              -------------
                                                                                                                  5,077,201
                                                                                                              -------------

ELECTRICAL & ELECTRONIC                                                     0.4%
     PUBLIC SERVICE ENTERPRISE GROUP, INC.                                                    11,800                472,354
                                                                                                              -------------

ELECTRICAL EQUIPMENT                                                        3.6%
     FAIRCHILD SEMICONDUCTOR INT'L.                                                          *14,669                240,132
     GENERAL ELECTRIC & CO.                                                                  118,500              3,839,400
                                                                                                              -------------
                                                                                                                  4,079,532
                                                                                                              -------------

ELECTRONICS                                                                 2.2%
     MOTOROLA, INC.                                                                          100,464              1,833,468
     NATIONAL SEMICONDUCTOR CORP.                                                             *7,600                167,124
     TEKTRONIX, INC.                                                                          12,000                408,240
                                                                                                              -------------
                                                                                                                  2,408,832
                                                                                                              -------------


14 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
ENTERTAINMENT                                                               0.5%
     FOX ENTERTAINMENT GRP., INC. -A                                                         *19,900          $     531,330
                                                                                                              -------------

ENVIRONMENTAL SERVICES                                                      0.2%
     WASTE MANAGEMENT, INC.                                                                    8,800                269,720
                                                                                                              -------------

FINANCIAL SERVICES                                                          9.0%
     AMBAC FINANCIAL GROUP, INC.                                                               4,500                330,480
     CAPITAL ONE FINANCIAL                                                                    17,538              1,199,249
     COUNTRYWIDE CREDIT IND., INC.                                                            16,360              1,149,290
     FREDDIE MAC                                                                              19,557              1,237,958
     FANNIE MAE                                                                                8,800                627,968
     GOLDEN WEST FINANCIAL CORP.                                                              16,823              1,789,126
     ISTAR FINANCIAL, INC.                                                                    14,900                596,000
     MERRILL LYNCH & CO.                                                                      31,064              1,676,835
     MORGAN STANLEY DEAN WITTER DISCOVERY                                                     27,833              1,468,747
                                                                                                              -------------
                                                                                                                 10,075,653
                                                                                                              -------------

HOME BUILDERS                                                               1.8%
     D.R. HORTON, INC.                                                                         6,600                187,440
     KING PHARMACEUTICALS, INC.                                                              *52,997                606,816
     LENNAR CORPROATION CLASS A                                                                8,400                375,648
     STANDARD-PACIFIC CORP.                                                                   16,300                803,590
                                                                                                              -------------
                                                                                                                  1,973,494
                                                                                                              -------------

INFORMATIONAL SERVICES                                                      2.8%
     AFFILIATED COMPUTER SERVICES                                                            *11,100                587,634
     TIME WARNER                                                                            *145,723              2,561,810
                                                                                                              -------------
                                                                                                                  3,149,444
                                                                                                              -------------

INSURANCE                                                                   6.6%
     HARTFORD FINANCIAL SERVICES GROUP                                                        25,500              1,752,870
     MBIA, INC.                                                                               37,212              2,125,549
     ST. PAUL COMPANIES                                                                       46,001              1,864,881
     ACE LIMITED                                                                              22,500                951,300
     XL CAPITAL LIMITED                                                                        8,590                648,201
                                                                                                              -------------
                                                                                                                  7,342,801
                                                                                                              -------------

MACHINERY & EQUIPMENT                                                       0.4%
     CATERPILLAR, INC.                                                                         5,000                397,200
                                                                                                              -------------

METALS & MINING                                                             0.4%
     ALCOA, INC.                                                                              15,010                495,780
                                                                                                              -------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                        2.9%
     I.B.M.                                                                                   26,120              2,302,478
     PITNEY BOWES, INC.                                                                       13,500                597,375
     XEROX CORP.                                                                             *22,930                332,485
                                                                                                              -------------
                                                                                                                  3,232,338
                                                                                                              -------------

                                        ACTIVA Mutual Funds Semiannual Report 15

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
OIL/GAS - EQUIPMENT & SVCS                                                  2.9%
     CONOCOPHILLIPS                                                                           35,900          $   2,738,811
     MARATHON OIL CORP.                                                                       12,100                457,864
                                                                                                              -------------
                                                                                                                  3,196,675
                                                                                                              -------------

OIL & GAS EXPLOR PROD & SER                                                 8.9%
     ANADARKO PETROLEUM CORP.                                                                  6,200                363,320
     CHEVRONTEXACO CORP.                                                                      34,628              3,258,841
     DEVON ENERGY CORP.                                                                       19,842              1,309,572
     EXXON MOBIL CORP.                                                                        86,464              3,839,866
     KERR-MCGEE CORP.                                                                         11,700                629,109
     UNOCAL CORP.                                                                             15,000                570,000
                                                                                                              -------------
                                                                                                                  9,970,708
                                                                                                              -------------

OIL & GAS TRANSMISSION                                                      0.9%
     UGI CORP.                                                                                30,900                991,890
                                                                                                              -------------

PAPER PRODUCTS                                                              3.2%
     TEMPLE - INLAND, INC.                                                                    26,470              1,833,047
     WEYERHAEUSER                                                                             27,571              1,740,282
                                                                                                              -------------
                                                                                                                  3,573,329
                                                                                                              -------------

PHARMACEUTICALS                                                             2.6%
     ABBOTT LABORATORIES                                                                      17,460                711,670
     ICOS CORPORATION                                                                        *20,400                608,736
     MEDCO HEALTH SOLUTIONS                                                                  *43,562              1,633,575
                                                                                                              -------------
                                                                                                                  2,953,981
                                                                                                              -------------

RAILROADS                                                                   1.9%
     CANADIAN NATIONAL RAILWAY                                                                48,471              2,112,851
                                                                                                              -------------

RESTAURANTS                                                                 0.8%
     MCDONALDS CORP.                                                                          35,100                912,600
                                                                                                              -------------

RETAIL STORES                                                               2.8%
     FEDERATED DEPARTMENT STORES                                                              36,008              1,767,993
     FOOT LOCKER, INC.                                                                        21,323                519,002
     GAP, INC.                                                                                34,800                843,900
                                                                                                              -------------
                                                                                                                  3,130,895
                                                                                                              -------------

REAL ESTATE INVESTMENT TRUST                                                0.3%
     THORNBURG MORTGAGE, INC.                                                                 13,700                369,215
                                                                                                              -------------

STEEL                                                                       0.7%
     PRECISION CASTPARTS CORP.                                                                15,300                836,757
                                                                                                              -------------

TOBACCO                                                                     2.4%
     ALTRIA GROUP, INC.                                                                       53,925              2,698,946
                                                                                                              -------------



16 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
TELECOMMUNICATIONS                                                          5.4%
     AT&T CORP. NEW                                                                           14,357          $     210,043
     CITIZENS COMMUNICATIONS COMPANY                                                         *43,405                525,200
     LIBERTY MEDIA INTERNATIONAL                                                              *9,300                345,030
     NEXTEL COMMUNICATIONS, INC., CLASS A                                                    *64,700              1,724,902
     SPRINT CORP.                                                                            102,043              1,795,957
     VERIZON COMMUNICATIONS                                                                   38,300              1,386,077
                                                                                                              -------------
                                                                                                                  5,987,209
                                                                                                              -------------

TOTAL COMMON STOCKS (Cost $101,983,341)                                                                         111,466,858
                                                                                                              -------------

TOTAL INVESTMENTS - 100% (Cost $102,163,276)                                                                  $ 111,646,777
                                                                                                              =============

*Non-dividend producing as of June 30, 2004

At June 30, 2004, the Fund's open future contracts were as follows:

           Number of                        Opening                                Face                     Market
           Contracts                      Contract Type                           Amount                     Value
-------------------------------------------------------------------------------------------------------------------
              12                 Standard & Poor's 500, 9/17/04                  $668,662                  $684,240


                                        ACTIVA Mutual Funds Semiannual Report 17

The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
GROWTH FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
COMMERCIAL PAPER - 1.0%                                                     1.0%
     GOLDMAN SACHS GROUP, INC., DN, 7/6/04                                                   313,000          $     312,946
                                                                                                              -------------

TOTAL COMMERCIAL PAPER (Cost $312,946)                                                                              312,946
                                                                                                              -------------

COMMON STOCKS - 99.0%
APPAREL                                                                     1.0%
     POLO RALPH LAUREN CORPORATION                                                             8,900                306,605
                                                                                                              -------------

BANKING                                                                     3.1%
     CITIGROUP, INC.                                                                          12,410                577,065
     MBNA CORPORATION                                                                         14,500                373,955
                                                                                                              -------------
                                                                                                                    951,020
                                                                                                              -------------

BEVERAGES - DOMESTIC                                                        2.9%
     COCA-COLA COMPANY                                                                        17,600                888,448
                                                                                                              -------------

BIOTECHNOLOGY                                                               0.5%
     GENENTECH, INC.                                                                          *2,900                162,980
                                                                                                              -------------

BUSINESS SERVICES                                                           1.5%
     FIRST DATA CORP.                                                                         10,600                471,912
                                                                                                              -------------

COMMUNICATIONS EQUIPMENT                                                    2.4%
     COMCAST CORPORATION NEW CLASS A SPECIAL                                                  *7,700                212,597
     QUALCOMM, INC.                                                                            7,000                510,860
                                                                                                              -------------
                                                                                                                    723,457
                                                                                                              -------------

COMPUTER SOFTWARE                                                           5.1%
     MICROSOFT CORP.                                                                          36,420              1,040,155
     ORACLE CORP.                                                                            *45,200                539,236
                                                                                                              -------------
                                                                                                                  1,579,391
                                                                                                              -------------

COMPUTERS                                                                   7.6%
     CISCO SYSTEMS, INC.                                                                     *47,310              1,121,247
     INTEL CORP.                                                                              38,680              1,067,568
     ZEBRA TECHNOLOGIES CORPORATION                                                           *1,900                165,300
                                                                                                              -------------
                                                                                                                  2,354,115
                                                                                                              -------------

DRUGS                                                                       2.9%
     IVAX CORP.                                                                               *6,500                155,935
     NOVARTIS AG - ADR                                                                        16,610                739,145
                                                                                                              -------------
                                                                                                                    895,080
                                                                                                              -------------

DATA PROCESSING & REPRODUCTION                                              0.5%
     ALLIANCE DATA SYSTEMS CORP.                                                              *3,900                164,775
                                                                                                              -------------

18 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
DEFENSE                                                                     1.4%
     GENERAL DYNAMICS                                                                          4,200          $     417,060
                                                                                                              -------------

EDUCATION                                                                   1.1%
     CAREER EDUCATION CORP.                                                                   *7,300                332,588
                                                                                                              -------------

ELECTRIC UTILITY                                                            1.1%
     CONSOL ENERGY, INC.                                                                       9,700                349,200
                                                                                                              -------------

ELECTRICAL EQUIPMENT                                                        3.4%
     GENERAL ELECTRIC & CO.                                                                   32,175              1,042,470
                                                                                                              -------------

ELECTRONICS                                                                 7.4%
     EOG RESOURCES, INC.                                                                      13,800                823,998
     HARMAN INTERNATIONAL INDUSTRIES                                                           3,400                309,400
     INTERNATIONAL GAME TECHNOLOGY                                                            15,240                588,264
     MILLIPORE CORP.                                                                          *3,000                169,110
     PMC - SIERRA, INC.                                                                      *12,800                183,680
     FLEXTRONICS INTERNATIONAL LTD.                                                           13,200                210,540
                                                                                                              -------------
                                                                                                                  2,284,992
                                                                                                              -------------

ENTERTAINMENT                                                               4.0%
     CAESARS ENTERTAINMENT, INC.                                                             *33,500                502,500
     WALT DISNEY COMPANY                                                                      21,300                542,937
     INTERACTIVECORP                                                                          *5,805                174,963
                                                                                                              -------------
                                                                                                                  1,220,400
                                                                                                              -------------

FINANCIAL SERVICES                                                          5.4%
     AMERICAN EXPRESS COMPANY                                                                  9,940                510,717
     FANNIE MAE                                                                                3,200                228,352
     GOLDMAN SACH GROUP, INC.                                                                  3,000                282,480
     PROVIDIAN FINANCIAL CORP.                                                               *18,300                268,461
     SLM CORP.                                                                                 9,600                388,320
                                                                                                              -------------
                                                                                                                  1,678,330
                                                                                                              -------------

HOUSEHOLD PRODUCTS/WARES                                                    1.3%
     MANPOWER INCORPORATED                                                                     7,900                401,083
                                                                                                              -------------

HOME FURNISHINGS                                                            0.8%
     BED, BATH AND BEYOND, INC.                                                               *6,200                238,390
                                                                                                              -------------

HOTELS & LODGING                                                            1.5%
     MARRIOTT INTERNATIONAL CLASS-A                                                            9,200                458,896
                                                                                                              -------------

INDUSTRIAL GOODS & SERVICES                                                 2.5%
     CLOROX COMPANY                                                                           11,000                591,580
     EXPEDITORS INTERNATIONAL                                                                  3,600                177,876
                                                                                                              -------------
                                                                                                                    769,456
                                                                                                              -------------

                                        ACTIVA Mutual Funds Semiannual Report 19

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
INFORMATIONAL SERVICES                                                      2.7%
     YAHOO!, INC.                                                                            *23,000          $     835,590
                                                                                                              -------------

INSURANCE                                                                   2.1%
     AMERICAN INTERNATIONAL GROUP                                                              9,040                644,371
                                                                                                              -------------

INTERNET CONTENT                                                            1.0%
     JUNIPER NETWORKS, INC.                                                                  *12,400                304,668
                                                                                                              -------------

MEDICAL EQUIPMENT & SUPPLIES                                                6.8%
     ALLERGAN, INC.                                                                            2,500                223,800
     GUIDANT CORP.                                                                             8,300                463,804
     JOHNSON & JOHNSON                                                                         6,410                357,037
     TYCO INTERNATIONAL LTD.                                                                  21,700                719,138
     ALCON, INC.                                                                               4,200                330,330
                                                                                                              -------------
                                                                                                                  2,094,109
                                                                                                              -------------

MEDICAL LABS & TESTING SERV.                                                1.1%
     CHARLES RIVER LABORATORIES INTERNATIONAL, INC.                                           *7,000                342,090
                                                                                                              -------------

MEDICAL SERVICES                                                            1.4%
     UNITEDHEALTH GROUP, INC.                                                                  7,100                441,975
                                                                                                              -------------

OIL & GAS EXPLOR PROD & SER                                                 1.5%
     BURLINGTON RESOURCES                                                                      4,800                173,664
     NEWFIELD EXPLORATION CO.                                                                 *5,300                295,422
                                                                                                              -------------
                                                                                                                    469,086
                                                                                                              -------------

PHARMACEUTICALS                                                            11.0%
     AMGEN, INC.                                                                              *2,750                150,067
     BIOGEN IDEC, INC.                                                                        *8,200                518,650
     CAREMARK RX, INC.                                                                       *14,000                461,160
     CHIRON CORPORATION                                                                       *5,500                245,520
     ELAN CORP PLC - SPONS ADR                                                                *7,700                190,498
     MONSANTO COMPANY                                                                          8,700                334,950
     PFIZER, INC.                                                                             43,214              1,481,376
                                                                                                              -------------
                                                                                                                  3,382,221
                                                                                                              -------------

PRINTING & PUBLISHING                                                       2.4%
     THE NEWS CORPORATION, LTD. - SPONSORED ADR                                               20,900                740,278
                                                                                                              -------------

RESTAURANTS                                                                 0.8%
     STARBUCKS CORP.                                                                          *5,900                256,532
                                                                                                              -------------


20 ACTIVA Mutual Funds Semiannual Report

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
RETAIL STORES                                                               4.3%
     COACH, INC.                                                                              *5,020          $     226,854
     NORDSTROM, INC.                                                                           6,200                264,182
     STAPLES, INC.                                                                            11,000                322,410
     TARGET CORP.                                                                             12,200                518,134
                                                                                                              -------------
                                                                                                                  1,331,580
                                                                                                              -------------
SECURITY BROKERS & DEALERS                                                  0.6%
     AMERITRADE HOLDING CORP.                                                                *15,400                174,790
                                                                                                              -------------

SHOES - LEATHER                                                             1.1%
     NIKE INCORPORATED - CL B                                                                  4,400                333,300
                                                                                                              -------------

TECHNOLOGY-SOFTWARE                                                         4.1%
     LINEAR TECHNOLOGY                                                                        14,200                560,474
     SAP AKTIENGESELLSCHAFT                                                                   17,000                710,770
                                                                                                              -------------
                                                                                                                  1,271,244
                                                                                                              -------------

TELECOMMUNICATIONS                                                          0.7%
     RED HAT, INC.                                                                            *9,800                225,106
                                                                                                              -------------

TOTAL COMMON STOCKS (Cost $26,472,495)                                                                           30,537,588
                                                                                                              -------------

TOTAL INVESTMENTS - 100% (Cost $26,785,441)                                                                   $  30,850,534
                                                                                                              =============


*Non-dividend producing as of June 30, 2004

                                        ACTIVA Mutual Funds Semiannual Report 21

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments
INTERNATIONAL FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
COMMON STOCKS - 100%
ADVERTISING                                                                 0.9%
     AEGIS GROUP PLC                                                                         159,340          $     259,344
                                                                                                              -------------

AEROSPACE                                                                   0.9%
     THALES SA                                                                                 7,337                268,422
                                                                                                              -------------

AUTOMOTIVE                                                                  1.8%
     TOYOTA MOTOR                                                                             13,000                526,600
                                                                                                              -------------

BANKING                                                                     3.9%
     HSBC HOLDINGS                                                                            33,132                492,696
     ROYAL BANK OF SCOTLAND                                                                   14,132                406,979
     BANCO BILBAO                                                                             18,300                244,466
                                                                                                              -------------
                                                                                                                  1,144,141
                                                                                                              -------------

BANKING & FINANCIAL SERVICES                                                4.0%
     SOCIETE GENERALE -A                                                                       4,187                355,824
     SUMITOMO MITSUI FINANCIAL GROUP, INC.                                                        68                466,151
     UBS AG- REGISTERED                                                                        4,681                329,845
                                                                                                              -------------
                                                                                                                  1,151,820
                                                                                                              -------------

BEVERAGES - FOREIGN                                                         1.1%
     INTERCONTINENTAL HOTELS                                                                  29,779                314,575
                                                                                                              -------------

BREWERY                                                                     1.1%
     INTERBREW (BEL)                                                                           9,572                304,537
                                                                                                              -------------

BIOTECHNOLOGY                                                               1.6%
     CELLTECH GROUP PLC                                                                      *46,546                463,417
                                                                                                              -------------

BROADCASTING                                                                2.5%
     BRITISH SKY BROADCASTING                                                                 30,700                346,295
     TV FRANCAISE                                                                             11,899                374,807
                                                                                                              -------------
                                                                                                                    721,102
                                                                                                              -------------

BUILDING PRODUCTS                                                           1.8%
     HOLDERSBANK REG                                                                           9,376                509,826
                                                                                                              -------------

BUSINESS SERVICES                                                           2.5%
     WPP GROUP PLC                                                                            14,282                145,042
     VEDIOR N.V.                                                                             *19,835                289,105
     TOPPAN PRINTING                                                                          27,000                305,595
                                                                                                              -------------
                                                                                                                    739,742
                                                                                                              -------------

CHEMICALS                                                                   2.5%
     SHIN ETSU CHEM                                                                            8,200                293,085
     NOVARTIS AG-REG                                                                           9,723                428,933
                                                                                                              -------------
                                                                                                                    722,018
                                                                                                              -------------

22 ACTIVA Mutual Funds Semiannual Report


      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
COMMERCIAL SERVICES                                                         1.0%
     BOUYGUES                                                                                  8,687       $        290,860
                                                                                                              -------------

COMPUTER SOFTWARE                                                           2.2%
     SAP AG                                                                                    2,100                350,030
     DASSAULT SYSTEMS SA (FFR)                                                                 6,419                297,627
                                                                                                              -------------
                                                                                                                    647,657
                                                                                                              -------------

COMPUTERS                                                                   1.0%
     ASM LITHOGRAPHY HOLDING NV                                                               17,700                302,847
                                                                                                              -------------

CONSUMER GOODS & SERVICES                                                   1.3%
     FUJI PHOTO FILM                                                                          12,000                376,117
                                                                                                              -------------

COSMETICS                                                                   2.4%
     L'OREAL (FFR)                                                                             4,723                377,241
     CHRISTIAN DIOR                                                                            5,116                330,826
                                                                                                              -------------
                                                                                                                    708,067
                                                                                                              -------------

CRUISE LINES                                                                1.2%
     CARNIVAL PLC                                                                              7,184                348,895
                                                                                                              -------------

DATA PROCESSING & REPRODUCTION                                              1.1%
     CANON, INC.                                                                               6,000                316,180
                                                                                                              -------------

ELECTRICAL & ELECTRONIC                                                     1.0%
     CREDIT SUISSE                                                                           584,000                300,333
                                                                                                              -------------

ELECTRONICS                                                                 5.8%
     ATI TECHNOLOGIES, INC.                                                                  *13,700                258,382
     ELECTROCOMPONENTS PLC                                                                    28,154                182,274
     KYOCERA CORPORATION                                                                       6,000                509,188
     LG ELECTRONICS, INC.                                                                      8,090                383,671
     MATSUSHITA ELECTRIC INDL. CO.                                                            25,000                354,901
                                                                                                              -------------
                                                                                                                  1,688,416
                                                                                                              -------------

ENTERTAINMENT                                                               1.4%
     PEARSON PLC                                                                              33,290                404,488
                                                                                                              -------------

FINANCIAL SERVICES                                                          5.3%
     MAN GROUP PLC                                                                            14,400                372,914
     DAIWA SECURITIES                                                                         45,000                323,329
     MIZUHO FINANCIAL GROUP                                                                      101                458,186
     ING GROUP                                                                                16,800                396,531
                                                                                                              -------------
                                                                                                                  1,550,960
                                                                                                              -------------



                                        ACTIVA Mutual Funds Semiannual Report 23

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
FOOD PRODUCTS                                                               4.4%
     DIAGEO PLC                                                                               37,092       $        500,125
     CADBURY'S SCHWEPPES                                                                      35,270                304,300
     JPY AJINOMOTO CO., INC.                                                                  39,000                469,651
                                                                                                              -------------
                                                                                                                  1,274,076
                                                                                                              -------------

FOREIGN AGENCIES                                                            0.8%
     GREEK ORGANIZATION OF FOOTBALL PROGNOSTICS                                               12,380                233,764
                                                                                                              -------------

HEALTH CARE                                                                 2.4%
     ROCHE HOLDINGS                                                                            7,006                693,663
                                                                                                              -------------

HOME BUILDERS                                                               1.4%
     GEORGE WIMPEY PLCITY                                                                     60,500                404,855
                                                                                                              -------------

HOUSEHOLD PRODUCTS/WARES                                                    1.2%
     RECKITT BENSKISER                                                                        12,700                359,521
                                                                                                              -------------

HOUSEWARES                                                                  0.8%
     ASAHI GLASS COMPANY                                                                      22,000                228,841
                                                                                                              -------------

INFORMATIONAL SERVICES                                                      1.0%
     TELENOR ASA                                                                              41,667                289,742
                                                                                                              -------------

INSURANCE                                                                   0.9%
     AXA                                                                                      12,400                273,065
                                                                                                              -------------

INTERNET CONTENT                                                            0.7%
     NHN CORP.                                                                                 1,932                192,280
                                                                                                              -------------

MACHINERY & EQUIPMENT                                                       0.7%
     ASM INTERNATIONAL                                                                        *9,831                203,096
                                                                                                              -------------

MANUFACTURING-CONSUMER GOODS                                                1.1%
     CIE FINANCIERE RICHEMONT                                                                *12,177                317,940
                                                                                                              -------------

MANUFACTURING - MISCELLANEOUS                                               1.4%
     SIEMENS AG (REGD)                                                                         5,693                409,696
                                                                                                              -------------

MATERIALS                                                                   1.1%
     WMC RESOURCES LTD.                                                                       91,933                315,079
                                                                                                              -------------

MERCHANDISING                                                               0.9%
     SYNTHES, INC.                                                                             2,210                251,898
                                                                                                              -------------

NATURAL GAS UTILITY                                                         1.6%
       GAZPROM OAO MOSCOW ADR                                                                  4,000                114,800
       TOKYO GAS CO. LTD.                                                                    100,000                354,672
                                                                                                              -------------
                                                                                                                    469,472
                                                                                                              -------------


24 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
OIL & GAS EXPLOR PROD & SER                                                 5.6%
     SAIPEM S.P.A.                                                                            22,600          $     205,672
     TOTAL S.A. 'B'(FFR)                                                                       1,671                318,575
     LUKOIL HOLDING - ADR                                                                      1,600                168,320
     ENTE NAZIONALE IDROC (ITL)                                                               12,300                244,225
     PETRO-CANADA                                                                              4,200                180,593
     PETROLEO BRASILEIRO S.A. - ADR                                                            6,500                182,455
     PRECISION DRILLING CORP.                                                                 *6,900                331,269
                                                                                                              -------------
                                                                                                                  1,631,109
                                                                                                              -------------

PHARMACEUTICALS                                                             3.3%
     MERCK KGAA                                                                                8,100                489,787
     CHUGAI PHARMACEUTICAL CO. LTD.                                                           21,100                331,056
     TEVA PHARMACEUTICAL - SP ADR                                                              1,900                127,851
                                                                                                              -------------
                                                                                                                    948,694
                                                                                                              -------------

PRINTING & PUBLISHING                                                       1.2%
     NEWS CORP.                                                                               39,023                344,686
                                                                                                              -------------

PUBLISHING                                                                  1.4%
     UNITED BUSINESS MEDIA                                                                    44,811                412,012
                                                                                                              -------------

RETAIL STORES                                                               3.4%
     NEXT PLC                                                                                 12,793                330,137
     ESPRIT HOLDINGS LIMITED                                                                  63,500                284,129
     ITO YOKADO COMPANY                                                                        9,000                385,190
                                                                                                              -------------
                                                                                                                    999,456
                                                                                                              -------------

RETAIL STORES - GROCERY                                                     0.8%
     TESCO ORD SP                                                                             49,500                239,008
                                                                                                              -------------

REAL ESTATE                                                                 0.7%
     MITSUBISHI ESTATE CO. LTD. (JP)                                                          16,000                198,543
                                                                                                              -------------

TECHNOLOGY                                                                  1.4%
     UNITED MICROELECTRONICS CORP. LN                                                        538,000                399,822
                                                                                                              -------------

TECHNOLOGY-SOFTWARE                                                         1.5%
     ERICSSON (LM) TEL. CO. ADR                                                              *14,600                436,832
                                                                                                              -------------

TOBACCO                                                                     1.0%
     ALTADIS S.A.                                                                              9,687                299,357
                                                                                                              -------------

TOYS                                                                        1.0%
     NINTENDO                                                                                  2,600                301,425
                                                                                                              -------------


                                        ACTIVA Mutual Funds Semiannual Report 25

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/04 (Unaudited)
                                                                             % OF          SHARES OR                 VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE               (NOTE 2)
-------------------------                                            ------------        -----------          -------------
TELECOMMUNICATIONS                                                          7.6%
     AMERICA MOVIL-SERIES L ADR                                                                9,600       $        349,152
     COLT TELECOM GROUP PLC                                                                 *146,103                212,628
     VODAFONE                                                                                124,851                273,399
     MM02 PLC                                                                                *84,122                141,495
     TELECOM ITALIA                                                                           42,300                239,824
     DEUTSCHE TELEKOM                                                                        *25,543                449,061
     ALCATEL ALSTHOM                                                                         *21,480                331,375
     ADVANCED INFO SERVICE PUBLIC COMPANY LIMITED                                             92,600                206,105
                                                                                                              -------------
                                                                                                                  2,203,039
                                                                                                              -------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                   1.7%
     TELEKOM AUSTRIA AG                                                                       20,666                315,548
     SK TELECOM                                                                                1,000                164,431
                                                                                                              -------------
                                                                                                                    479,979
                                                                                                              -------------

WHOLESALE DISTRIBUTION                                                      0.7%
     SUMITOMO CORPORATION                                                                     28,000                203,235
                                                                                                              -------------

TOTAL COMMON STOCKS (Cost $26,607,274)                                                                           29,074,549
                                                                                                              -------------

TOTAL INVESTMENTS - 100% (Cost $26,607,274)                                                                   $  29,074,549
                                                                                                              =============

*Non-dividend producing as of June 30, 2004


26 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/04 (Unaudited)


At June 30, 2004 the breakdown by country was:

                                        % OF MARKET                      ACTUAL
COUNTRY                                       VALUE                MARKET VALUE
--------                                 ----------               -------------
Australia                                      2.3%               $     659,765
Austria                                        1.1%                     315,548
Belgium                                        1.0%                     304,537
Bermuda                                        1.0%                     284,129
Brazil                                         0.6%                     182,455
Canada                                         1.8%                     511,862
China                                          0.9%                     258,382
France                                        11.1%                   3,218,620
Germany                                        5.8%                   1,698,574
Greece                                         0.8%                     233,764
Israel                                         0.4%                     127,851
Italy                                          2.4%                     689,721
Japan                                         22.0%                   6,401,945
Republic of Korea                              2.5%                     740,383
Mexico                                         1.2%                     349,152
Netherlands                                    4.1%                   1,191,578
Norway                                         1.0%                     289,742
Russian Federation                             0.6%                     168,320
Spain                                          1.8%                     543,823
Sweden                                         1.5%                     436,832
Switzerland                                    8.8%                   2,532,106
Taiwan                                         2.4%                     700,155
Thailand                                       0.7%                     206,105
United Kingdom                                23.8%                   6,914,400
United States                                  0.4%                     114,800
                                       ------------               -------------
                                             100.0%               $  29,074,549
                                       ============               =============


                                        ACTIVA Mutual Funds Semiannual Report 27

The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Assets and Liabilities

                                         MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
As of June 30, 2004 (Unaudited)              FUND            BOND FUND       VALUE FUND       GROWTH FUND          FUND
                                        -------------     -------------    -------------     -------------    -------------
ASSETS
Investments at cost                       $31,057,343      $165,998,542     $102,163,276       $26,785,441     $26,607,274
                                        -------------     -------------    -------------     -------------    ------------
Investments at value                       31,057,343       165,647,319      111,646,777        30,850,534      29,074,549
Cash                                              801         4,244,363        1,240,918           152,450       1,034,777
Foreign currency held at value
     (cost $13,405)                                                                                                 13,392
Receivables:
     Investments sold                              --         1,268,328               --                --         583,614
     Investment income                         26,805         1,649,182          148,984            19,635          45,963
Other assets                                   11,389            13,628           20,062            10,941          31,681
                                        -------------     -------------    -------------     -------------    ------------
Total Assets                               31,096,338       172,822,820      113,056,741        31,033,560      30,783,976
                                        -------------     -------------    -------------     -------------    ------------

LIABILITIES
Payables:
     Investments purchased                         --         3,104,639          297,790           148,398         967,173
     Income payable                             9,122                --               --                --              --
     Advisory fees                             27,079           140,736          163,350            52,011          62,520
     Transfer agent fees                        1,983               244           37,923               825             496
     12b-1 fees                                    --            63,097           38,769            11,285          11,033
     Service fees                              11,605            63,097           41,547            11,285          11,033
Other liabilities                                  --             6,319               --                --             493
Accrued expenses                                6,663            12,658           16,243             8,832          15,013
                                        -------------     -------------    -------------     -------------    ------------
Total Liabilities                              56,452         3,390,790          595,622           232,636       1,067,761
                                        -------------     -------------    -------------     -------------    ------------

NET ASSETS                                $31,039,886      $169,432,030     $112,461,119       $30,800,924     $29,716,215
                                        =============     =============    =============     =============    ============

SHARES OUTSTANDING                         31,055,397        16,846,404       15,559,344         4,726,993       4,123,336
                                        =============     =============    =============     =============    ============

NET ASSET VALUE PER SHARE                       $1.00            $10.06                              $6.52           $7.21

Class A based on net assets of
$104,832,689 and 14,507,884
shares outstanding                                                                 $7.23

Class R based on net assets of
$7,628,430 and 1,051,460
shares outstanding                                                                 $7.26


28 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Operations

For the six month period ended June 30, 2004 (Unaudited)
                                        MONEY MARKET      INTERMEDIATE                                        INTERNATIONAL
                                            FUND            BOND FUND       VALUE FUND        GROWTH FUND          FUND
                                        -------------     -------------    -------------     -------------     ------------
INVESTMENT INCOME
Interest                                     $174,083        $4,049,174          $10,406            $3,458          $1,129
Dividends                                          --                --        1,246,837           111,840         349,518
Miscellaneous                                   1,134            11,962           13,533             4,504          13,227
                                        -------------     -------------    -------------     -------------    ------------
Total Investment Income                       175,217         4,061,136        1,270,776           119,802         363,874
                                        -------------     -------------    -------------     -------------    ------------

EXPENSES
Advisory fees                                  54,554           283,318          332,092           104,222         126,477
12b-1 fees                                         --           127,348           82,867            22,617          22,320
Service fees                                   23,380           127,348           87,251            22,617          22,320
Shareholder report                              2,002               910           25,480             1,274           1,001
Fund accounting fees                           19,656            33,619           34,762            20,930          26,804
Audit fees                                      8,190             8,190            8,190             8,190           8,190
Custodian fees                                  6,006             9,828           17,290             7,166          29,120
Insurance                                         598             3,332            2,629               577             558
Legal fees                                      4,368             4,368            6,188             4,368           4,368
Registration fees                                 910             3,822            2,466               728             728
Transfer agent fees                             4,368               546           70,980             1,729           1,001
Transfer agent fees - Class R                      --                --            5,846                --              --
                                        -------------     -------------    -------------     -------------    ------------
Total Expenses                                124,032           602,629          676,041           194,418         242,887
                                        -------------     -------------    -------------     -------------    ------------

Net Investment Income (Loss)                   51,185         3,458,507          594,735           (74,616)        120,987
                                        -------------     -------------    -------------     -------------    ------------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from
        security transactions                      --           901,191       15,961,234         2,127,899       3,099,409
     Net realized gain (loss) from
        foreign currency transactions              --                --               --                --        (105,467)
     Net realized gain (loss) from
        futures contracts                          --                --           33,662                --              --
     Changes in net unrealized
        appreciation or
        (depreciation) of investments
        and foreign currency                       --        (4,860,768)     (14,081,584)       (1,258,205)     (2,690,313)
                                        -------------     -------------    -------------     -------------    ------------
Net Gain (Loss) from Investments,
     Foreign Currency and
     Futures Contracts                             --        (3,959,577)       1,913,312           869,694         303,629
                                        -------------     -------------    -------------     -------------    ------------

NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                $51,185         ($501,070)      $2,508,047          $795,078        $424,616
                                        =============     =============    =============     =============    ============



                                        ACTIVA Mutual Funds Semiannual Report 29

The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Changes in Net Assets

                                             MONEY MARKET FUND          INTERMEDIATE BOND FUND             VALUE FUND
                                        PERIOD ENDED    YEAR ENDED   PERIOD ENDED    YEAR ENDED   PERIOD ENDED    YEAR ENDED
                                           6/30/04       12/31/03       6/30/04       12/31/03       6/30/04       12/31/03
Increase (Decrease) in:                  (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)
                                        --------------------------   ---------------------------   --------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                 $51,185      $158,193     $3,458,507     $7,726,526      $594,735     $1,476,725
Net realized gain (loss) on investments           --            --        901,191      4,210,993    15,994,896     (3,674,758)
Net increase (decrease) in unrealized
     appreciation                                 --            --     (4,860,768)    (6,211,546)  (14,081,584)    33,045,072
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net increase (decrease) in net assets
     resulting from operations                51,185       158,193       (501,070)     5,725,973     2,508,047     30,847,039

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                 (51,185)     (158,193)    (3,290,641)    (7,160,355)           --     (1,438,340)
     Class R                                      --            --             --             --            --        (23,052)
Net realized gain from
   investment transactions:
     Class A                                      --            --             --     (5,392,480)           --             --
     Class R                                      --            --             --             --            --             --
                                         -----------   -----------   ------------   ------------  ------------   ------------
Total distributions to shareholders          (51,185)     (158,193)    (3,290,641)   (12,552,835)           --     (1,461,392)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                               2,425,011     3,590,366         30,818        168,664       489,612        445,288
     Class R                                      --            --             --             --     5,578,776        637,451
Net asset value of shares issued to
     shareholders in reinvestment
     of investment income and
     realized gain from security
     transactions:
     Class A                                  50,968       172,625      3,290,093     12,550,220            --      1,413,113
     Class R                                      --            --             --             --            --         22,971
Payment for shares redeemed:
     Class A                              (1,947,051)   (9,421,279)       (60,214)       (91,774)  (33,251,208)    (5,822,991)
     Class R                                      --            --             --             --      (214,572)      (388,785)
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net increase (decrease)
     in net assets
     derived from capital
     share transactions                      528,928    (5,658,288)     3,260,697     12,627,110   (27,397,392)    (3,692,953)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets        528,928    (5,658,288)      (531,014)     5,800,248   (24,889,345)    25,692,694
Net Assets, beginning of year or period   30,510,958    36,169,246    169,963,044    164,162,796   137,350,464    111,657,770
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net Assets, end of year or period        $31,039,886   $30,510,958   $169,432,030   $169,963,044  $112,461,119   $137,350,464
                                         ===========   ===========   ============   ============  ============   ============

NET ASSETS CONSIST OF:
     Capital                             $31,055,397   $30,526,469   $168,946,350   $165,685,652  $117,377,701   $144,775,094
     Undistributed net investment
        income (loss)                             --            --        159,814             --       522,357             --
     Return of capital                            --            --             --         (8,051)           --        (72,378)
     Undistributed net realized gain
        (loss) from investments              (15,511)      (15,511)       677,089       (224,103)  (14,938,018)   (30,932,914)
     Unrealized appreciation
       (depreciation) of investments
       and foreign currency                       --            --       (351,223)     4,509,546     9,499,079     23,580,662
                                         -----------   -----------   ------------   ------------  ------------   ------------
                                         $31,039,886   $30,510,958   $169,432,030   $169,963,044  $112,461,119   $137,350,464
                                         ===========   ===========   ============   ============  ============   ============

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                               2,425,011     3,590,366          2,970         15,817        64,474         74,730
     Class R                                      --            --             --             --       770,392        105,917
Reinvested distributions:
     Class A                                  50,968       172,625        321,858      1,197,717            --        204,207
     Class R                                      --            --             --             --            --          3,305
Shares redeemed:
     Class A                              (1,947,051)   (9,421,279)        (5,900)        (8,638)   (4,698,176)      (963,071)
     Class R                                      --            --             --             --       (29,919)       (65,384)
                                         -----------   -----------   ------------   ------------  ------------   ------------
Net increase (decrease) in fund shares       528,928    (5,658,288)       318,928      1,204,896    (3,893,229)      (640,296)
Shares outstanding, beginning of
     year or period                       30,526,469    36,184,757     16,527,476     15,322,580    19,452,573     20,092,869
                                         -----------   -----------   ------------   ------------  ------------   ------------
Shares outstanding, end of
     year or period                       31,055,397    30,526,469     16,846,404     16,527,476    15,559,344     19,452,573
                                         ===========   ===========   ============   ============  ============   ============


30 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Changes in Net Assets continued
                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                      PERIOD ENDED    YEAR ENDED   PERIOD ENDED    YEAR ENDED
                                                                        6/30/04       12/31/03       6/30/04       12/31/03
Increase (Decrease) in:                                               (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)
                                                                      --------------------------   --------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                             ($74,616)     ($119,798)     $120,987       $117,078
Net realized gain (loss) on investments                                 2,127,899       (424,586)    2,993,942      1,453,644
Net increase (decrease) in unrealized appreciation                     (1,258,205)     7,181,253    (2,690,313)     5,561,455
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations           795,078      6,636,869       424,616      7,132,177

DISTRIBUTIONS TO SHAREHOLDERS Net investment income:
     Class A                                                                   --             --            --        (90,086)
     Class R                                                                   --             --            --             --
Net realized gain from investment transactions:
     Class A                                                                   --             --            --             --
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                            --             --            --        (90,086)

CAPITAL SHARE TRANSACTIONS Net proceeds from sale of shares:
     Class A                                                              136,833        172,482       126,082        952,630
     Class R                                                                   --             --            --             --
Net  asset value of shares issued to shareholders
     in reinvestment of investment
     income and realized gain from
     security transactions:
     Class A                                                                   --             --            --         90,083
     Class R                                                                   --             --            --             --
Payment for shares redeemed:
     Class A                                                             (150,418)      (109,318)     (263,244)      (893,102)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets derived from
     capital share transactions                                           (13,585)        63,164      (137,162)       149,611
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                     781,493      6,700,033       287,454      7,191,702
Net Assets, beginning of year or period                                30,019,431     23,319,398    29,428,761     22,237,059
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $30,800,924    $30,019,431   $29,716,215    $29,428,761
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $37,639,904    $37,653,489   $35,339,310    $35,476,472
     Undistributed net investment income (loss)                          (623,004)      (548,387)     (752,177)      (767,698)
     Return of capital                                                         --             --            --             --
     Undistributed net realized gain (loss) from investments          (10,281,069)   (12,408,969)   (7,342,360)   (10,441,768)
     Unrealized appreciation (depreciation) of investments and
        foreign currency                                                4,065,093      5,323,298     2,471,442      5,161,755
                                                                      -----------    -----------   -----------    -----------
                                                                      $30,800,924    $30,019,431   $29,716,215    $29,428,761
                                                                      ===========    ===========   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                               21,374         29,961        17,613        157,871
     Class R                                                                   --             --            --             --
Reinvested distributions:
     Class A                                                                   --             --            --         13,056
     Class R                                                                   --             --            --             --
Shares redeemed:
     Class A                                                              (24,251)       (19,669)      (36,333)      (147,844)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                     (2,877)        10,292       (18,720)        23,083
Shares outstanding, beginning of year or period                         4,729,870      4,719,578     4,142,056      4,118,973
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                               4,726,993      4,729,870     4,123,336      4,142,056
                                                                      ===========    ===========   ===========    ===========


                                        ACTIVA Mutual Funds Semiannual Report 31

The accompanying notes are an integral part of these financial statements.


ACTIVA Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of five funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Money Market Fund (Money Market Fund), the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value
Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Money Market Fund's investment objective is to seek a high level of current income as is consistent with preservation of capital and liquidity. The Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market securities, with the average weighted maturity of the securities held not to exceed 90 days.

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of non-U.S. companies which are believed by the investment manager to have potential for above-average growth of earnings.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. Each share of Class A and Class R represents an equal proportionate interest in the Value Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class will have exclusive voting rights with respect to matters affecting only that class. Each class bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Security Valuation

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00 PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at June 30, 2004), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds (except the Money Market Fund) may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the

32 ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Financial Statements continued

reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no foreign currency contracts outstanding at June 30, 2004.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2004, the value of the securities loaned and the collateral received amounted to $42,053,260 and $42,890,507 respectively.

Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal

                                        ACTIVA Mutual Funds Semiannual Report 33

ACTIVA Notes to Financial Statements continued

income taxes. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividend Distributions

The Money Market Fund and Intermediate Bond Fund declare dividends daily and monthly respectively, and distribute dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS

Money Market .35% until assets total $500 million; when assets reach $500 million, .35% on first $100 million; .325% on next $100 million; .30% on assets in excess of $200 million

Intermediate Bond    .40% on first $50 million; .32% on next $100 million;
                     .24% on assets in excess of $150 million

Value .60% on first $100 million; .50% on assets in excess of $100 million; the minimum annual fee shall be $350,000 plus .20%

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER

Money Market         J.P. Morgan Investment
                     Management, Inc.

Intermediate Bond    McDonnell Investment Management, LLC

Value                Wellington Management Company, LLP

Growth               State Street Research &
                     Management Company

International        Nicholas-Applegate Capital Management

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Money Market Fund, Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the six month period ended June 30, 2004 the Board of Trustees approved an annual rate of .15 of 1%, for all funds except the Money Market Fund. Activa Asset Management LLC is not presently providing services under the distribution plan on behalf of the Money Market Fund and is receiving no such compensation.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent

34 ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Financial Statements continued

for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, The Money Market, Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $1.167 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999 the Trust entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, pay the fees of all Trustees of the Trust, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of average daily net assets.

The original administrative agreement provided that the administrator would pay the fees of all the Trustees of the Trust. On June 3, 2004 the agreement was amended to provide that the Fund would pay the fees and expenses of its Disinterested Trustees, and that the administrator would pay the salary and related expenses of the Fund's Chief Compliance Officer.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Two individuals and their families, which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.

4. INVESTMENT TRANSACTIONS

At June 30, 2004, the cost of investments owned by the Value Fund was $102,301,807 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $10,799,556. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $1,454,586. Net unrealized appreciation for tax purposes was $9,344,970, at June 30, 2004.

The unrealized appreciation (depreciation) at June 30, 2004 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                   Net        Cost for
                    Gross          Gross      unrealized       federal
               unrealized     unrealized    appreciation    income tax
Fund         appreciation   depreciation  (depreciation)      purposes
             ------------   ------------  --------------    ----------

Money Market          N/A            N/A             N/A    31,057,343
Intermediate
  Bond          2,204,537      2,555,759       (351,222)   165,998,542
Growth          4,193,847        641,018       3,552,829    27,297,705
International   2,805,561        383,097       2,422,464    26,652,085

5. RELATED PARTY TRANSACTION

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund or Money Market Fund. On January 8, 2004, Alticor, Inc. purchased 8,811 Value Fund shares valued at $62,908 (based upon the net asset value of $7.14 per share) and 1,711,697 Money Market Fund shares valued at $1,711,697 (based upon the net asset value of $1.00 per share) and transferred the shares to these Independent Business Owners.

On February 4, 2004 Jay Van Andel, a principal shareholder of the Activa Mutual Fund, who owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership redeemed $30,000,000 from the Activa Value Fund, via a redemption in kind, as part of a reallocation of investment assets.

                                        ACTIVA Mutual Funds Semiannual Report 35

ACTIVA Financial Highlights
                                                                 MONEY MARKET FUND                 INTERMEDIATE BOND FUND
                                                            ----------------------------       -------------------------------
                                                                 PERIOD             YEAR            PERIOD                YEAR
                                                                  ENDED            ENDED             ENDED               ENDED
                                                                6/30/04         12/31/03           6/30/04            12/31/03
Per share outstanding for each period                        (UNAUDITED)        (AUDITED)       (UNAUDITED)           (AUDITED)
                                                             ----------       ----------        ----------          ----------
Net Asset Value, Beginning of Period                              $1.00            $1.00            $10.28              $10.71
Income from investment operations:
   Net investment income (loss)                                      --             0.01              0.21                0.46
   Net realized and unrealized gains (losses) on securities          --               --             (0.23)              (0.09)
                                                             ----------       ----------        ----------          ----------
Total from investment operations                                     --             0.01             (0.02)               0.37
Less Distributions:
   Dividends from net investment income                              --             0.01              0.20                0.46
   Dividends in excess of net investment income                      --               --                --                  --
   Distributions from capital gains                                  --               --                --                0.34
                                                             ----------       ----------        ----------          ----------
Total Distributions                                                  --             0.01              0.20                0.80
                                                             ----------       ----------        ----------          ----------
Net Asset Value, End of Period                                    $1.00            $1.00            $10.06              $10.28
Total Return *                                                    0.16%            0.47%            -0.23%               3.49%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                   $31,039,886      $30,510,958      $169,432,030        $169,963,044
Ratio of expenses to average net assets                            0.4%             0.8%              0.4%                0.7%
Ratio of net income (loss) to average net assets                   0.2%             0.5%              2.0%                4.6%
Portfolio turnover rate                                             N/A              N/A             36.7%              104.0%

* The period ended June 30, 2004 is not annualized but an aggregate total return for the period.

36 ACTIVA Mutual Funds Semiannual Report

                                                         VALUE FUND - CLASS A            VALUE FUND - CLASS R
                                                      ----------------------------    ---------------------------
                                                            PERIOD            YEAR         PERIOD           YEAR
                                                             ENDED           ENDED          ENDED          ENDED
                                                           6/30/04        12/31/03        6/30/04       12/31/03
Per share outstanding for each period                   (UNAUDITED)       (AUDITED)    (UNAUDITED)      (AUDITED)
                                                        ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                         $7.06           $5.56          $7.09          $5.57
Income from investment operations:
   Net investment income (loss)                               0.04            0.08           0.04           0.07
   Net realized and unrealized gains
      (losses) on securities                                  0.13            1.50           0.13           1.52
                                                        ----------      ----------     ----------        -------
Total from investment operations                              0.17            1.58           0.17           1.59
Less Distributions:
   Dividends from net investment income                         --            0.08             --           0.07
   Dividends in excess of net investment income                 --              --             --             --
   Distributions from capital gains                             --              --             --             --
                                                        ----------      ----------     ----------        -------
Total Distributions                                             --            0.08             --           0.07
                                                        ----------      ----------     ----------        -------
Net Asset Value, End of Period                               $7.23           $7.06          $7.26          $7.09
Total Return *                                               2.41%          28.37%          2.40%         28.65%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                             $104,832,689    $135,146,120     $7,628,430     $2,204,343
Ratio of expenses to average net assets                       0.6%            1.1%           0.5%           1.0%
Ratio of net income (loss) to average net assets              0.5%            1.2%           0.6%           1.3%
Portfolio turnover rate                                      71.4%           65.7%          71.4%          65.7%
                                                              GROWTH FUND                 INTERNATIONAL FUND
                                                      ---------------------------    ----------------------------
                                                            PERIOD           YEAR         PERIOD             YEAR
                                                             ENDED          ENDED          ENDED            ENDED
                                                           6/30/04       12/31/03        6/30/04         12/31/03
Per share outstanding for each period                   (UNAUDITED)      (AUDITED)    (UNAUDITED)        (AUDITED)
                                                        ----------     ----------     ----------       ----------
Net Asset Value, Beginning of Period                         $6.35          $4.94          $7.10            $5.40
Income from investment operations:
   Net investment income (loss)                              (0.02)         (0.03)          0.03             0.02
   Net realized and unrealized gains
      (losses) on securities                                  0.19           1.44           0.08             1.70
                                                           -------     ----------     ----------       ----------
Total from investment operations                              0.17           1.41           0.11             1.72
Less Distributions:
   Dividends from net investment income                         --             --             --             0.02
   Dividends in excess of net investment income                 --             --             --               --
   Distributions from capital gains                             --             --             --               --
                                                           -------     ----------     ----------       ----------
Total Distributions                                             --             --             --             0.02
                                                           -------     ----------     ----------       ----------
Net Asset Value, End of Period                               $6.52          $6.35          $7.21            $7.10
Total Return *                                               2.68%         28.54%          1.55%           31.90%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                              $30,800,924    $30,019,431    $29,716,215      $29,428,761
Ratio of expenses to average net assets                       0.6%           1.4%           0.8%             1.7%
Ratio of net income (loss) to average net assets             -0.2%          -0.5%           0.4%             0.5%
Portfolio turnover rate                                      50.7%         101.0%          87.7%           188.0%


ACTIVA Mutual Funds Semiannual Report 37

Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com

                                                               Printed in U.S.A.

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEMS 5 - 6.  (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Municipal Funds - Not applicable to this registrant.
Non-Municipal Funds - Not applicable to this registrant.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Ex-99.CERT Attached hereto.

(c) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002. Ex-99.906 CERT Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Activa Mutual Fund Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date     September 1, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
                         ----------------------------------------------


Date
    -------------------------------------------------------------------

By (Signature and Title)* /s/
                         ----------------------------------------------


Date
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.